NOTE 16. FINANCIAL ASSETS AT FAIR VALUE THROUGH OTHER COMPREHENSIVE INCOME	12 Months Ended
Dec. 31, 2021
NOTE 16. FINANCIAL ASSETS AT FAIR VALUE THROUGH OTHER COMPREHENSIVE INCOME

NOTE 16. FINANCIAL ASSETS AT FAIR VALUE THROUGH OTHER COMPREHENSIVE INCOME

	Consolidated
	December 31 2021 A$	December 31 2020 A$
Investment in equity instrument designated at FVOCI
Investment in Listed Shares	562,500	-

On February 25, 2021, the Group completed the underwriting in Oakridge International Limited (formerly known as Xped Limited) ("Oakridge"), a company listed on the Australian Securities Exchange, for 500 million shares at a subscription price of A$0.001 per share for a total subscription amount of A$500,000 or equivalent to US$381,000. The 500 million shares represent approximately 15% of the then total outstanding shares in Oakridge.

This investment in equity instrument is not held for trading. Instead, they are held for medium to long-term strategic purposes. Accordingly, the directors of the Company have elected to designate this investment in equity instrument as at Fair Value Through Other Comprehensive Income (FVTOCI) as they believe that recognising short-term fluctuations in this investment"s fair value in profit or loss would not be consistent with the Group"s strategy of holding this investment for long-term purposes and realising their performance potential in the long run.